ADVISORSHARES TRUST

AdvisorShares Global Echo ETF

NYSE Arca Ticker: GIVE

Supplement dated September 1, 2016

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2015, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the AdvisorShares Global Echo ETF (the “Fund”) and should be read in conjunction with those documents.

Baldwin Brothers Inc. (“Baldwin Brothers”) no longer serves as an investment sub-advisor to the Fund. All references in the Prospectuses and SAI to Baldwin Brothers as an investment sub-advisor and to Adam Seitchik, the portfolio manager employed by Baldwin Brothers, are hereby deleted.

Community Capital Management Inc. and Reynders, McVeigh Capital Management, LLC (“Reynders”) continue to serve as investment sub-advisors to the Fund and provide day-to-day portfolio management services consistent with the Fund’s investment objective and principal investment strategies. In place of Baldwin Brothers, Reynders has been designated to allocate and monitor the allocation of the Fund’s assets between the remaining sub-advisors to ensure that the Fund’s portfolio maintains the proper investment exposure to seek to achieve its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.